UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to Section 240.14a-12

Energem Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Energem Corp. Announces Filing of Definitive Extension Proxy Statement and Reminds Stockholders to Vote in Favor of Extension Amendment Ahead of Extraordinary General Meeting

Kuala Lumpur, Malaysia, October 18, 2022—Energem Corp. (Nasdaq: ENCP, ENCPW) (“Energem” or the “Company”) today announced the filing of a definitive proxy statement (the “Extension Proxy Statement”) on October 17, 2022, to hold an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) to: (A) amend the Company’s amended and restated articles of association (the “Energem M&A”) to extend the period of time for the Company to complete a business combination (the “Extension”) up to nine times, each by an additional one month for an aggregate of nine additional months (i.e., from November 18, 2022 up to August 18, 2023) or such earlier date as determined by the board of directors (the “Extended Date” and such proposal is the “Amendment Proposal”); and (B) amend the investment management trust agreement (the “Trust Agreement”) between Continental Stock Transfer & Trust Company, as trustee (“Continental”) and the Company governing the trust account (the “Trust Account”) established in connection with the closing of Energem’s initial public offering on November 18, 2021 (the “Trust Amendment Proposal), to extend the date on which Continental must liquidate the Trust Account if the Company has not completed its initial business combination, from November 18, 2022 to August 18, 2023 (or such later date as may be determined by the Energem shareholders) (such proposal is the “Trust Amendment Proposal”).

The Extraordinary General Meeting to approve the Extension Amendment will be held virtually at 9:00 a.m. Eastern Time on November 11, 2022 and can be accessed by visiting https://www.cstproxy.com/energemcorp/2022. The Company encourages its shareholders to vote in favor of the Extension Amendment and the Trust Amendment. Votes will be accepted up to and during the Extraordinary General Meeting.

The Company’s shareholders of record at the close of business on the record date, October 14, 2022, are entitled to vote the Ordinary Shares of Energem owned by them at the Extraordinary General Meeting. Every shareholder’s vote is very important, regardless of the number of shares held, and the Company requests the prompt submission of votes. The Company is requesting shareholders of record at the close of business on October 14, 2022 to vote before 9:00 a.m. on November 11, 2022.

The simplest and quickest way for shareholders of record to cast their votes is via telephone between 9:00 a.m. and 9:00 p.m. Eastern Time, by calling:

●	Within the U.S. and Canada: +1 800-450-7155 (toll-free)

●	Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access: 8675126#. Shareholders will not be able to vote or submit questions unless they register for and log in to the Extraordinary General Meeting webcast. Shareholders will be asked to confirm their name and mailing address.

Shareholders may also vote online at https://www.cstproxy.com/energemcorp/2022, or by mail, simply by following the instructions on their provided proxy card. If the shares are held in an account at a brokerage firm or bank, shareholders must instruct their respective broker or bank how to vote the shares, or the shareholders may cast their vote online at www.cstproxyvote.com by obtaining a proxy from the respective brokerage firm or bank.

If shareholders have any questions or need assistance with voting, please call the Company’s proxy solicitor, Laurel Hill Advisory Group at (855) 414-2266 (toll free) or by email to Energem@LaurelHill.com.

About Energem

Energem (Nasdaq: ENCP, ENCPW) is a special purpose acquisition company formed for the purpose of effecting a merger, capital share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Additional Information and Where to Find It

Energem urges investors, shareholders and other interested persons to read the definitive proxy statement dated October 17, 2022 (the “Extension Proxy Statement”), as well as other documents filed by Energem with the Securities and Exchange Commission (the “SEC”), because these documents contain important information about Energem and the Extension. The Extension Proxy Statement is being mailed to shareholders of Energem as of a record date of October 14, 2022, on or about October 18, 2022. Stockholders may obtain copies of the Extension Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Energem@LaurelHill.com.

Participants in Solicitation

Energem and its directors, executive officers and other members of their management may be deemed to be participants in the solicitation of proxies of Energem shareholders in connection with the Extension Amendment Proposal and Trust Amendment Proposal. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Energem’s directors and officers in the Extension Proxy Statement, which may be obtained free of charge from the sources indicated above.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Extension and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Energem, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward Looking Statements

This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to Energem’s shareholder approval of the Extension, Energem’s inability to complete an initial business combination within the required time period, and other risks and uncertainties indicated from time to time in filings with the SEC, including Energem’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors,” the Extension Proxy Statement under the heading “Risk Factors” and other documents Energem has filed, or to be filed, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Energem expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Energem’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Contacts

For Energem Corp.

Level 3, Tower 11, Avenue 5, No. 8,
Jalan Kerinchi, Bangsar South
Wilayah Persekutuan, Kuala Lumpur, Malaysia
Attn: Mr. Swee Guan Hoo
Chief Executive Officer
Tel: + (60) 3270 47622